EXHIBIT INDEX


Page No.	     Identification and Classification of the Subsidiary
6&7		         Which Acquired the Security Being Reported on by the
            		Parent Holding Company




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			                           EXHIBIT



Aetna Life Insurance Company, an insurance company and wholly-owned subsidiary of Aetna Life and Casualty Company.

     0 shares of Common Stock;	Par Value $1



Aetna Capital Management, Inc., a registered broker-dealer and investment adviser and wholly-owned subsidiary of Aetna Life and Casualty Company.

     0 shares of Common Stock;	Par Value $1



Aetna Financial Services, Inc., a registered broker-dealer and investment adviser and a wholly-owned subsidiary of Aetna Life and Casualty Company.

     0 shares of Common Stock;	Par Value $1



Aetna Life Insurance and Annuity Company, an insurance company, a registered broker-dealer and a registered investment adviser and wholly-owned subsidiary of Aetna Life and Casualty Company.

     0 shares of Common Stock;	Par Value $1



Aetna Growth and Income Fund, an investment company managed by Aetna Life Insurance and Annuity Company, a wholly-owned subsidiary of Aetna Life and Casualty Company.

     0 shares of Common Stock;	Par Value $1



Aetna Life & Casualty (Bermuda) Limited, an insurance company owned by Aetna Life Insurance Company, a wholly-owned subsidiary of Aetna Life and Casualty Company.

     0 shares of Common Stock;	Par Value $1



Aetna Investment Advisers Fund, Inc., an investment company managed by Aetna Life Insurance and Annuity Company, a wholly-owned subsidiary of Aetna Life and Casualty Company.

     0 shares of Common stock;	Par Value $1



Aetna Variable Fund, an investment company managed by Aetna Life
Insurance and Annuity Company, a wholly-owned subsidiary of Aetna Life and Casualty Company.

     0 shares of Common Stock;	Par Value $1



The Aetna Fund, an investment company managed by Aetna Life Insurance and Annuity Company, a wholly-owned subsidiary of Aetna Life and Casualty Company.

     0 shares of Common Stock;	Par Value $1



Aetna Life Insurance Company of Canada, an insurance company and wholly-owned subsidiary of Aetna Life and Casualty Company.

     0 shares of Common Stock;	Par Value $1